UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2012

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

310-787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)    2007 Omnibus Plan

On December 6, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), approved an amendment to Section 3.1(a) of the Farmer Bros. Co. 2007 Omnibus Plan (the “Omnibus Plan”) to increase the number of shares available for issuance thereunder by 125,000 from 1,000,000 to 1,125,000. A copy of the Omnibus Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Appointment of Directors

On December 6, 2012, at the Annual Meeting, the stockholders of the Company elected Randy E. Clark and Jeanne Farmer Grossman to serve as Class III directors of the Company for a three-year term of office expiring at the 2015 Annual Meeting of Stockholders. Mr. Clark has been appointed to the Audit, Compensation and Nominating Committees. Ms. Grossman will continue to serve as a member of the Compensation and Nominating Committees.

In connection with their service as directors, Mr. Clark and Ms. Grossman will receive the Company's standard non-employee director compensation as described below under Item 8.01 and incorporated herein by reference. The Company expects to enter into the Company's standard form of Indemnification Agreement for directors and officers with Mr. Clark, pursuant to which the Company will, to the extent permitted by applicable law, indemnify and hold harmless Mr. Clark against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his status as a director. The foregoing description is qualified in its entirety by the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K (to update the schedule of indemnitees) and incorporated herein by reference. Ms. Grossman previously entered into the same agreement with the Company.

(e)    Equity Awards

Non-Employee Directors

On December 7, 2012, the Board of Directors of the Company, in accordance with the provisions of the Omnibus Plan, granted to each of the Company's non-employee members of the Board, 2,540 shares of restricted stock based on the closing price of the Company's common stock as reported on the NASDAQ Global Market on December 7, 2012, the date of grant.  The shares will vest ratably over three years, subject to the non-employee director's continued service to the Company.  The Board members who received this award were:  Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Martin A. Lynch and James J. McGarry.  The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company's form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Named Executive Officers

On December 7, 2012, the Board of Directors of the Company, in accordance with the provisions of the Omnibus Plan, approved grants of non-qualified stock options and restricted stock to certain of the Company's employees, including the following grants to the Company's Named Executive Officers:

2

Name	Title	Shares of Common Stock Issuable Upon Exercise of Options	Shares of Restricted Stock
Michael H. Keown	President & Chief Executive Officer	70,000	8,840
Mark A. Harding	Senior Vice President of Operations	10,638	1,627
Thomas W. Mortensen	Senior Vice President of Route Sales	10,638	1,627
Hortensia R. Gómez	Vice President, Controller and Assistant Treasurer	4,151	635

The stock options have an exercise price equal to $11.81 per share, which was the closing price of the Company's common stock as reported on the NASDAQ Global Market on December 7, 2012, the date of grant. The stock options have a seven year term expiring on December 7, 2019 and vest ratably over three years. The stock options were granted under the Omnibus Plan pursuant to the Company's form of Stock Option Grant Notice and Stock Option Agreement, which was previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

The shares of restricted stock vest on December 7, 2015. The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company's form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Jeffrey A. Wahba, Chief Financial Officer and Treasurer, who announced his intent to step down from his position effective February 28, 2013, received no equity awards.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company: (i) elected Randy E. Clark and Jeanne Farmer Grossman to serve as Class III directors of the Company for a three-year term of office expiring at the 2015 Annual Meeting of Stockholders; (ii) ratified the selection of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2013; (iii) approved, on an advisory basis, the Company's executive compensation; and (iv) approved the amendment of the Omnibus Plan to increase the number of shares available for issuance under the Omnibus Plan. On December 10, 2012, the Company issued a press release announcing the stockholder voting results at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Directors:

Director Nominee	For	Withhold	Broker Non-Votes
Randy E. Clark	13,236,392	461,424	1,661,480
Jeanne Farmer Grossman	12,976,235	721,581	1,661,480

2.	Ratification of Selection of Independent Registered Public Accountants:

For	Against	Abstain	Broker Non-Votes
8,490,613	6,777,852	90,831	0

3.	Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
8,682,461	2,615,137	2,400,218	1,661,480

4.	Amendment to the Farmer Bros. Co. 2007 Omnibus Plan:

For	Against	Abstain	Broker Non-Votes
11,790,411	1,865,715	41,690	1,661,480

Item 7.01 Regulation FD Disclosure.

At the Annual Meeting, Michael H. Keown, President and Chief Executive Officer and Jeffrey A. Wahba, Chief Financial Officer and Treasurer of the Company addressed the attendees. An edited transcript of their remarks is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The transcript attached hereto as Exhibit 99.2 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

The Company cautions you that certain statements contained in the transcript attached hereto as Exhibit 99.2, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained therein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations.  These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact.  These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning.  Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.  Users should not place undue reliance on the forward-looking statements, which speak only as of the date of the presentation.  The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties' securities and other investment vehicles in which we have invested our assets, as well as other risks described from time to time in our filings with the Securities and Exchange Commission.

Item 8.01 Other Events.

Omission of Quarterly Dividend

On December 6, 2012, the Board of Directors omitted the payment of a quarterly dividend in the upcoming third quarter of fiscal 2013.

Executive Officers

On December 6, 2012, the Board of Directors appointed Guenter W. Berger as Chairman of the Board of Directors and appointed the following executive officers:

Name	Title
Michael H. Keown	President and Chief Executive Officer
Jeffrey A. Wahba	Chief Financial Officer and Treasurer
Mark A. Harding	Senior Vice President of Operations
Thomas W. Mortensen	Senior Vice President of Route Sales
Hortensia R. Gómez	Vice President, Controller and Assistant Treasurer
Teri L. Witteman	Secretary

Ms. Witteman, an attorney with the Pasadena-based law firm of Anglin, Flewelling, Rasmussen, Campbell & Trytten LLP (“AFRCT”), replaces John M. Anglin, a partner with the same firm, who stepped down as Secretary following the Annual Meeting. AFRCT is the Company's primary outside legal counsel. The Company expects to enter into the Company's standard form of Indemnification Agreement for directors and officers with Ms. Witteman described above in Item 5.02.

Committee Appointments

On December 6, 2012, the Board appointed the following directors to its standing committees:

Committee	Members
Audit Committee	Hamideh Assadi, Randy E. Clark and Martin A. Lynch (Chairman)
Compensation Committee	Hamideh Assadi, Randy E. Clark and Jeanne Farmer Grossman (Chairman)
Nominating Committee	Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Martin A. Lynch and James J. McGarry (Chairman)

Director Compensation

On December 6, 2012, the Board of Directors of the Company adjusted fiscal 2013 non-employee director compensation as follows:

•	an annual retainer of $30,000 per year, payable quarterly in advance; and

•
an annual grant of restricted stock under the Omnibus Plan having a value equal to $30,000, each such grant to vest over three years in equal annual installments, subject to the non-employee director's continued service to the Company through each vesting date.

Each non-employee director also will receive: (i) a fee of $1,500 for each meeting of the Board attended; (ii) a fee of $2,500 for each meeting of the Compensation Committee or Audit Committee attended; and (iii) a fee of $1,500 for each meeting of the Nominating Committee attended; provided, if more than one meeting (Board or committee) is held and attended on the same day, the maximum meeting fees are $4,000. In addition, the Chairman of the Audit Committee will receive an additional annual retainer of $15,000, and the Chairman of the Compensation Committee will receive an additional annual retainer of $7,500.

The annual grant of restricted stock pursuant to the compensation arrangements described above will be made each year on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine. The number of shares of Common Stock to be received in the grant of restricted stock will be based on the closing price per share of the Company's Common Stock on the date such grant is made.

The Company also reimburses all directors for reasonable travel expenses from outside the greater Los Angeles area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Farmer Bros. Co. 2007 Omnibus Plan, as amended (as approved by the stockholders at the 2012 Annual Meeting of Stockholders on December 6, 2012)*
10.2	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached) *
10.3
Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

10.4
Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

99.1	Press release of Farmer Bros. Co. announcing the results of stockholder voting at the 2012 Annual Meeting of Stockholders on December 6, 2012
99.2
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer and Jeffrey A. Wahba, Chief Financial Officer and Treasurer of Farmer Bros. Co. at the 2012 Annual Meeting of Stockholders on December 6, 2012

_____________ * Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2012

FARMER BROS. CO.

By:	/S/ JEFFREY A. WAHBA
Name: Jeffrey A. Wahba
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Farmer Bros. Co. 2007 Omnibus Plan, as amended (as approved by the stockholders at the 2012 Annual Meeting of Stockholders on December 6, 2012)*
10.2	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with updated schedule of indemnitees attached) *
10.3
Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

10.4
Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

99.1	Press release of Farmer Bros. Co. announcing the results of stockholder voting at the 2012 Annual Meeting of Stockholders on December 6, 2012
99.2
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer and Jeffrey A. Wahba, Chief Financial Officer and Treasurer of Farmer Bros. Co. at the 2012 Annual Meeting of Stockholders on December 6, 2012

_____________ * Management contract or compensatory plan or arrangement.